SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 30, 2004

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                       DELAWARE                    0-19410
           (State or Other Jurisdiction    (Commission File Number)
                   of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Regulation FD Disclosure.


             Point Therapeutics, Inc. issued a press release on March 30, 2004 announcing the presentation of study data on its lead product candidate PT-100, in a poster session of the 2004 American Association of Cancer Research (AACR) Annual Meeting in Orlando, Florida.

             A copy of the press release dated March 30, 2004 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 - Press release issued by Point Therapeutics, Inc., dated March 30, 2004.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


March 30, 2004                            By:/s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Point Therapeutics, Inc. on March 30, 2004 announcing the presentation of study data on its lead product candidate PT-100, in a poster session of the 2004 American
            Association of Cancer Research (AACR) Annual Meeting in Orlando,
            Florida.